Exhibit 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of May 16, 2022 (this “Agreement”), by and among Crane Holdings, Co., a Delaware corporation (“New Borrower”), Crane Co., a Delaware corporation (the “Initial Borrower”), CR HOLDINGS C.V., a Dutch limited partnership (commanditaire vennootschap) represented by its general partner Crane Overseas LLC and having the chamber of commerce number 34154334 (the “Dutch Subsidiary Borrower”), each Lender (as defined below) party hereto (collectively, the “Consenting Lenders”), together constituting all of the Lenders (under, and as defined in, the Existing Credit Agreement referred to below), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the 5-Year Revolving Credit Agreement, dated as of July 28, 2021 (as may have been amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Agreement, the “Credit Agreement”), by and among the Initial Borrower, the Borrowing Subsidiaries (as defined therein) from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent;

WHEREAS, the Initial Borrower has requested that the Administrative Agent and the Lenders consent to certain amendments to the Existing Credit Agreement as set forth herein; and

WHEREAS, under Section 10.02(b) of the Existing Credit Agreement such amendments require the consent of all of the Lenders and shall be acknowledged by the Administrative Agent.

NOW, THEREFORE, in consideration of the agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Certain Definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof and in accordance with Section 10.02(b) of the Existing Credit Agreement, the Initial Borrower and the Consenting Lenders hereby agree that the Existing Credit Agreement shall be amended as follows, effective as of the Effective Time:

(a)	The cover page to the Existing Credit Agreement is amended by replacing the reference therein to “CRANE CO., as the Company” therein with “The Company”.

(b)	The introductory paragraph to the Existing Credit Agreement is amended by replacing the reference to “CRANE CO., a Delaware corporation (the “Company”)” therein with “the Company”.

(c)	The definition of “Company” in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Company” means (a) prior to the Assumption Time, the Initial Borrower and (b) on and after the Assumption Time, the New Borrower.

(d)	The definition of “Change of Control” in Section 1.01 of the Existing Credit Agreement is amended by adding the following proviso to the end of clause (b) thereof:

; provided, however, that in no event shall the Reorganization Merger Transactions constitute a “Change of Control” for any purpose under this Agreement or any other Loan Document.

(e)	The definition of “Event of Default” in Section 1.01 of the Existing Credit Agreement is amended by adding the following proviso to the end thereof:

; provided that in no event shall the Reorganization Merger Transactions constitute a “Default” or “Event of Default” for any purpose under this Agreement or any other Loan Document.

(f)	The definition of “Existing Credit Agreement” in Section 1.01 of the Existing Credit Agreement is amended by replacing the reference to “the Company” therein with “the Initial Borrower”.

(g)	The definition of “Loan Documents” in Section 1.01 of the Existing Credit Agreement is amended by adding “Amendment No. 1,” immediately following “this Agreement,”.

(h)	Section 1.01 of the Existing Credit Agreement is amended by adding the following definitions in alphabetical order:

(i)

“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among Crane Co., as the initial borrower, Crane Holdings Co., as the new borrower, the lenders party thereto and the Administrative Agent.

(ii)	“Amendment No. 1 Effective Date” means May 16, 2022.

(iii)

“Assumption Time” means the time at which the Indebtedness evidenced by the agreements attached as Exhibits 4(a), 4(b)(1), 4(c)(1) and 10(a) of the Initial Borrower’s Annual Report on Form 10-K for the period ending December 31, 2021, as filed on February 28, 2022, and, in each case, together with all notes issued thereunder is assigned to and assumed by the New Borrower (with the Initial Borrower being discharged and released from such Indebtedness).

(iv)	“Initial Borrower” means Crane Co., a Delaware corporation.

(v)	“New Borrower” means Crane Holdings Co., a Delaware corporation.

(vi)

“Reorganization Merger” means the merger of Crane Co. with and into Crane Transaction Company, LLC, a Delaware limited liability company, pursuant to the Agreement and Plan of Merger, dated as of February 28, 2022, by and among the Initial Borrower, the New Borrower and Crane Transaction Company, LLC, a Delaware limited liability company.

(vii)

“Reorganization Merger Transactions” means the Reorganization Merger, the conversion of the Initial Borrower to a Delaware limited liability company and the conveyance by Crane LLC (a Delaware limited liability company and successor by conversion to the Initial Borrower) of all or substantially all of its assets to the New Borrower.

(i)	Section 3.03 of the Existing Credit Agreement is amended by adding “or filings to be made in connection with the Reorganization Merger Transactions,” to the end of clause (a) thereof

(j)	Section 5.03 of the Existing Credit Agreement is amended by amending and restating the proviso thereto as follows:

; provided that the foregoing shall not restrict or prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 or the Reorganization Merger Transactions.

(k)	Section 6.03(a) of the Existing Credit Agreement is amended by adding the following proviso to the end of clause (iv) thereof:

; provided that nothing contained in this Section 6.03 shall restrict or prohibit the consummation of the Reorganization Merger Transactions.

(l)	Section 10.01(a)(i) of the Existing Credit Agreement is amended and restated in its entirety as follows:

(i) if to the Company:

Crane Holdings, Co.

100 First Stamford Place

Stamford, CT 06902

Attention: Treasurer, Assistant Treasurer

Email: eswitter@craneco.com; eeskildsen@craneco.com

with a copy to General Counsel

Email: ADiorio@craneco.com

(m)	The following incorrect cross-references in the Existing Credit Agreement are hereby corrected as follows:

(i)

The cross reference “Section Error! Reference source not found” in the definition of “Assignment and Assumption” in Section 1.01 of the Existing Credit Agreement is corrected to reference “Section 10.04”.

(ii)

The cross reference “Section Error! Reference source not found” in the definition of “Borrowing Subsidiary Agreement” in Section 1.01 of the Existing Credit Agreement is corrected to reference “Section 2.19”.

(iii)

The cross references to “SECTION 1.01(c)” in the definition of “Payment” in Section 1.01 of the Existing Credit Agreement, in the definition of “Payment Notice” in Section 1.01 of the Existing Credit Agreement, in Section 8.06(c)(i) of the Existing Credit Agreement and in Section 8.06(c)(iv) of the Existing Credit Agreement are corrected to reference “Section 8.06(c)”

(iv)

The cross references “Error! Reference source not found” in Section 2.15(a) of the Existing Credit Agreement and Section 2.15(b) of the Existing Credit Agreement are corrected to reference “Section 2.10(b)”.

(v)	The cross reference “Section Error! Reference source not found” in Section 10.06(b) of the Existing Credit Agreement is corrected to reference “Section 10.01”.

SECTION 3. Effective Time Conditions. This Agreement will become effective at the time (the “Effective Time”) that each of the following conditions have been satisfied (or waived) in accordance with the terms of the Existing Credit Agreement:

(a)

Executed Agreement. The Administrative Agent shall have received (i) a counterpart of this Agreement signed on behalf of (A) the New Borrower, the Initial Borrower and the Dutch Subsidiary Borrower, (B) the Administrative Agent and (C) the Consenting Lenders.

(b)	Promissory Notes. The Administrative Agent shall have received promissory note(s), executed by the New Borrower, payable to each Lender requesting the same.

(c)

Legal Opinion. The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders) of counsel to the New Borrower as of the Effective Time covering such matters relating this Agreement as are customary for transactions of this type.

(d)

Corporate Authorization Documents. The Administrative Agent shall have received a certificate of the New Borrower as of the Effective Time certifying as to the incumbency and genuineness of the signature of each officer of the New Borrower executing Loan Documents and certifying that attached thereto is a true, correct and complete copy of (i) the certificate of incorporation of the New Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (ii) the bylaws of the New Borrower as in effect at the Effective Time, (iii) resolutions duly adopted by the board of directors of the New Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (iv) a certificate as of a recent date of the good standing of the New Borrower under the laws of the State of Delaware.

(e)

Closing Certificate. The Administrative Agent shall have received a certificate from an officer of the New Borrower certifying that (i) at the time of and immediately after giving effect to this Agreement and the consummation of the Reorganization Merger Transactions, (A) the representations and warranties of the New Borrower (in its capacity as the Company) set forth in the Loan Documents are true and correct in all material respects with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date; provided that any representation and warranty that is qualified as to materiality is true and correct in all respects (after giving effect to such qualification therein), (B) no Default shall exist or result therefrom and (ii) the Reorganization Merger has occurred, or, substantially concurrently with the Effective Time, shall occur.

(f)

Assignment of Other Indebtedness to the New Borrower. The Administrative Agent shall have received evidence satisfactory to it that the Indebtedness evidenced by the agreements attached as Exhibits 4(a), 4(b)(1), 4(c)(1) and 10(a) of the Initial Borrower’s Annual Report on Form 10-K for the period ending December 31, 2021, as filed on February 28, 2022, and, in each case, together with all notes issued thereunder (collectively, the “Specified Debt”), shall be, as of the Assumption Time, assigned to and assumed by the New Borrower (with the Initial Borrower being discharged and released from such Indebtedness), pursuant to documentation reasonably acceptable to the Administrative Agent (it being understood and agreed that, without limitation, (i) delivery to the Administrative Agent of the definitive documentation with respect to the assignment to and assumption by the New Borrower of the Specified Debt in escrow and (ii) confirmation from an officer of the Initial Borrower, the New Borrower or their respective counsel or other designee that such documentation shall become effective promptly following the completion of the Reorganization Merger shall constitute such reasonably satisfactory evidence).

(g)

Expenses. The Administrative Agent shall have received, or substantially concurrently with the Effective Time shall receive, all expenses due and payable in accordance with the Credit Agreement on or prior to the Effective Time to the extent invoiced at least three Business Days prior to the Effective Time (or such shorter period reasonably agreed by the New Borrower), required to be paid at the Effective Time.

(h)	No Default. At the time of and immediately after giving effect to this Agreement, no Default shall exist or result therefrom.

(i)	Reorganization Merger. The Reorganization Merger shall have occurred, or, substantially concurrently with the Effective Time, shall occur.

(j)

KYC; Beneficial Ownership. (i) The Administrative Agent, each Arranger and each Lender shall have received, at least five (5) days prior to the Effective Time, all documentation and other information regarding the Borrowers and the New Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, to the extent requested in writing of such Borrower or the New Borrower, as applicable, at least ten (10) days prior to the Effective Time and (ii) to the extent that any Borrower or the New Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Time, any Lender that has requested, in a written notice to such Borrower or the New Borrower at least ten (10) days prior to the Effective Time, a Beneficial Ownership Certification in relation to such Borrower or the New Borrower, as applicable, shall have received such Beneficial Ownership Certification.

For purposes of determining compliance with the conditions specified in this Section 3, each Lender shall be deemed to have waived, consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be waived, consented to or approved by or acceptable or satisfactory to the Lenders, unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the Effective Time specifying its objection thereto. The Administrative Agent will notify the Lenders upon the occurrence of the Effective Time and the Assumption Time.

SECTION 4. Representations and Warranties. By its execution of this Agreement, each of the New Borrower and the Initial Borrower, as applicable, hereby represents and warrants that:

(a) Organization; Powers. The New Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

(b) Authorization; Enforceability. The transactions contemplated by this Agreement are within the New Borrower’s corporate powers or other organizational powers and have been duly authorized by all necessary corporate or other organizational powers and, if required, stockholder action. Each Loan Document to which the New Borrower is a party has been duly executed and delivered by the New Borrower and constitutes a legal, valid and binding obligation of the New Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) Governmental Approvals; No Conflicts. The execution and delivery of this Agreement by the New Borrower and the Initial Borrower and performance thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate (i) any applicable law or regulation or (ii) the charter, by-laws or other organizational documents of the New Borrower or the Initial Borrower or (iii) any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding upon the New Borrower or the Initial Borrower or its assets, or give rise to a right thereunder to require any payment to be made by the New Borrower or the Initial Borrower, and (d) will not result in the creation or imposition of any Lien on any asset of the New Borrower or the Initial Borrower.

(d) Loan Document Representations and Warranties; No Default. At the time of and immediately after giving effect to this Agreement and the consummation of the Reorganization Merger Transactions, (i) the representations and warranties of the New Borrower (in its capacity as the Company) set forth in the Loan Documents (as amended by this Agreement) are true, correct and complete in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect shall be true and correct in all respects), and (ii) no Default shall have occurred and be continuing.

SECTION 5. Reference to and Effect on Loan Documents; Assumption and Ratification; Waiver; Dutch Subsidiary Borrower Consent and Reaffirmation.

(a)

On and after the Effective Time, each reference in the Credit Agreement and each other Loan Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement and each existing Loan Document, as specifically amended by this Agreement, and, on and after the Assumption Time, the New Borrower shall be the “Company” under the Credit Agreement and each other Loan Document, and each reference to “Crane Co.” in any Loan Document (other than this Agreement) shall mean “Crane Holdings, Co.”.

(b)

In furtherance of the foregoing, effective as of the Assumption Time, the New Borrower hereby absolutely and expressly assumes all of the duties, obligations and liabilities of the Initial Borrower in, to and under each of the Credit Agreement and each other Loan

Document to which the Initial Borrower is a party, to the same extent as if the New Borrower had executed the Credit Agreement or such other Loan Document, as applicable. The New Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, the terms and provisions of the Credit Agreement and each other Loan Document, and hereby accepts all of the Initial Borrower’s rights, interests, duties, obligations and liabilities under the Credit Agreement and each other Loan Document. Without limiting the generality of the foregoing terms of this Section 5, the New Borrower hereby (a) acknowledges, agrees and confirms that, by its execution of this Agreement, the New Borrower will be deemed to be, effective as of the Assumption Time, (i) a party to the Credit Agreement as the “Company” for all purposes of the Credit Agreement, and shall have all of the obligations of the “Company” thereunder as if it had executed the Credit Agreement, and (ii) a party to each other Loan Document to which the Initial Borrower is a party in the capacity as, and to the same extent as, the Initial Borrower, and, in each case, it shall have all of the obligations that the Initial Borrower has under each such Loan Document as if it had executed such Loan Document, (b) reaffirms the representations and warranties set forth in the Credit Agreement and each other Loan Document, or any document which has been furnished in connection therewith, (c) agrees to be bound by the affirmative and negative covenants set forth in the Credit Agreement or any other Loan Document, and (d) promises to pay all Obligations as further provided in the Credit Agreement and the other Loan Documents.

(c)

By its delivery of an executed signature page hereto, the Administrative Agent and each Lender party hereto agree to irrevocably waive, effective as of the Effective Time, any Default or Event of Default that may arise out of or in connection with the Reorganization Merger Transactions. Except as expressly set forth in this Agreement, nothing contained herein shall in any way waive, release, modify or limit the Initial Borrower’s obligations to otherwise comply with all terms and conditions of any or all of the Credit Agreement. Such waiver shall be effective only in the specific instance and for the specific purpose for which it is given and shall not bind any Lender to any future or any other waiver of the Initial Borrower’s obligations under the Loan Documents.

(d)

The Dutch Subsidiary Borrower (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Agreement and Loan Documents, and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

SECTION 6. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.02(b) of the Credit Agreement. Except as expressly amended or modified pursuant to this Agreement, the Existing Credit Agreement shall remain unmodified and in full force and effect.

SECTION 7. Entire Agreement. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, the Lenders or the Arrangers embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.

SECTION 8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10. Counterparts; Effectiveness.

(a)

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, email or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)

Delivery of an executed counterpart of a signature page of this Agreement and/or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the New Borrower or the Initial Borrower, as applicable, without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent, any

Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each of the New Borrower and the Initial Borrower hereby (A) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the New Borrower and the Initial Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waive any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement based solely on the lack of paper original copies of this Agreement, including with respect to any signature pages thereto and (D) waive any claim against any Lender-Related Person for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the New Borrower or the Initial Borrower, as applicable, to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

SECTION 11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

SECTION 12. Loan Document. On and after the Effective Time, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 6 above).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

CRANE CO., a Delaware corporation, as the Initial Borrower

By:	/s/ Anthony M. D’Iorio
Name: Anthony M. D’Iorio
Title: Senior Vice President, General Counsel and Secretary

CRANE HOLDINGS, CO., a Delaware corporation, as the New Borrower

By:	/s/ Richard A. Maue
Name: Richard A. Maue
Title: President and Treasurer

CR HOLDINGS C.V., as the Dutch Subsidiary Borrower

By:	/s/ Edward S. Switter
Name: Edward S. Switter
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ADMINISTRATIVE AGENT AND LENDERS:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Will Price
Name:	Will Price
Title:	Vice President

[Signature Page to Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew J. Perriozo
Name:	Matthew J. Perriozo
Title:	Director

[Signature Page to Amendment No. 1]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Tyrone Nicholson
Name:	Tyrone Nicholson
Title:	Manager

[Signature Page to Amendment No. 1]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jack Kelly
Name:	Jack Kelly
Title:	Vice President #23204

[Signature Page to Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kelsey Hehman
Name:	Kelsey Hehman
Title:	Assistant Vice President

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Timothy J. Waltman
Name:	Timothy J. Waltman
Title:	Vice President

[Signature Page to Amendment No. 1]

NATIONAL WESTMINSTER BANK PLC,
as a Lender

By:	/s/ Jonathan Eady
Name:	Jonathan Eady
Title:	Director

[Signature Page to Amendment No. 1]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender

By:	/s/ Matthew Ward
Name:	Matthew Ward
Title:	Managing Director

By:	/s/ Barbara Stacks
Name:	Barbara Stacks
Title:	Director

[Signature Page to Amendment No. 1]